                                  EXHIBIT 99.9

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED
(THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAS BEEN
ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE
SECURITIES ACT AND SUCH SECURITIES LAWS. THIS INSTRUMENT MAY NOT BE SOLD,
OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OTHER THAN
PURSUANT TO THE PROVISIONS OF THE SECURITIES ACT OR AN EXEMPTION FROM
REGISTRATION THEREUNDER. THE HOLDER OF THIS NOTE AGREES THAT IT/HE/SHE WILL GIVE
TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED (UNLESS THIS NOTE IS TRANSFERRED
PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT) A
NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

                         NON-NEGOTIABLE PROMISSORY NOTE

November 18, 2005                                                    $850,671.75

          NATIONAL AUTO CREDIT, INC. ("OBLIGOR" or "NAC"), a Delaware
corporation, for value received, hereby promises to pay to FLEXNER WHEATLEY &
ASSOCIATES ("HOLDER") the principal sum of Eight Hundred Fifty Thousand Six
Hundred Seventy-One Dollars and Seventy-Five Cents ($850,671.75), together with interest, as provided below, in such currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

          The outstanding principal balance of this Note shall (except as otherwise provided herein) bear interest accruing from the date hereof until the date this Note shall have been paid in full at the rate of five percent (5%) per annum, compounded quarterly to the extent not paid.

          This Note is made and delivered pursuant to clause (b) of Section 1.3 of that certain Membership Interest Purchase Agreement (the "PURCHASE
AGREEMENT"), dated as of November 18, 2005, by and among Obligor, Holder and
MeetingNet Interactive, Inc. ("MEETINGNET"), pursuant to which Obligor has acquired or simultaneously herewith is acquiring all of units or membership interest (such units or membership interests, collectively, the "INTERESTS") in
Option Technologies Interactive, LLC ("OTI" or the "PURCHASED ENTITY").
Capitalized terms used herein and defined in the Purchase Agreement are (unless otherwise defined herein or the context otherwise requires) used herein with the respective meanings ascribed thereto in the Purchase Agreement. The principal amount of this Note shall be subject to increase or decrease pursuant to and as provided for in Sections 1.4 and 7.1 of the Purchase Agreement.

          The obligations of Obligor under this Note, as well as under the other
Promissory Note, are secured by the grant of an security interest in Obligor's right, title and interest in the Interests as set forth in that certain Security
Agreement, dated as of even date herewith, by and among Obligor, Holder and
MeetingNet, and shall be guaranteed by the Purchased Entity as set forth in

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that certain Surety Agreement, dated as of November 18, 2005, by and among the
Purchased Entity, Holder and MeetingNet, with the obligations of the Purchased
Corporation thereunder further secured by the grant by the Purchased Entity of a security interest in its right, title and interest in all or substantially all of its assets as set forth in a certain Security Agreement, dated as of November
18, 2005, among the Purchased Entity, Holder and MeetingNet.

          1. Payments of Principal and Interest.

          (a) Commencing with the Fiscal Quarter (as hereinafter defined) ending
January 31, 2006, within forty-five (45) days following the end of each Fiscal
Quarter (provided, however, that, if such Fiscal Quarter is the last Fiscal
Quarter of a Fiscal Year (as hereinafter defined), such payment shall not be due until ninety (90) days following the end of such Fiscal Quarter), Obligor will pay Holder all interest accrued but unpaid through the end of such Fiscal
Quarter; provided, however, that, (a) if the amount of the Purchase Price is determined by arbitration as contemplated by Section 11.14 of the Purchase
Agreement and, based upon the amount of the Purchase Price so determined, Holder is required pursuant to Section 7.1 of the Purchase Agreement to return and surrender this Note (or the promissory note in substitution for which this Note has been issued as contemplated by such Section 7.1 (such promissory note, the
"PREDECESSOR NOTE")), then the first interest payment due hereunder shall not be payable until ten (10) days following the end of the Fiscal Quarter during which
Holder returned and surrendered to Obligor the Predecessor Note and (b) if
(notwithstanding the foregoing) any payment of interest has been made to Holder on account of or with respect to the Predecessor Note prior to its return and surrender to Obligor, such payment shall be applied and credited against
Obligor's obligations hereunder, and to the extent such payment exceeds the amount of interest payable hereunder, such excess shall be deemed paid and applied against the outstanding principal amount of this Note.

          (b) Notwithstanding anything contained herein to the contrary, no interest shall accrue or be payable during or with respect to the Fiscal Quarter ending January 31, 2006 if the Available Cash Flow (as hereinafter defined) for such Fiscal Quarter is less than zero dollars ($0.00) and, if any amount has been paid on or with respect to interest accrued for or during such Fiscal
Quarter, such amount shall be deemed paid as a reduction of the outstanding principal amount of this Note. Notwithstanding anything contained herein to the contrary, no interest shall accrue or be payable during or with respect to any
Fiscal Quarter commencing after January 31, 2006 if the Available Cash Flow for the Fiscal Year that includes such Fiscal Quarter is less than zero dollars
($0.00) and, if any amount has been paid on or with respect to interest accrued for or during such Fiscal Year, such amount shall be deemed paid as a reduction of the outstanding principal amount of this Note.

          (c) On or prior to April 30, 2006, Obligor shall pay to Holder, to be applied against the outstanding principal amount of this Note, the amount (up to a maximum amount equal to the then outstanding amount of this Note, inclusive of accrued but unpaid interest that is not simultaneously therewith being paid in accordance with the foregoing clause (a)), that, when added to the amount that has been paid or that simultaneously therewith is being paid on account of or with respect to interest accrued for the Fiscal Quarter ended January 31, 2006, equals the

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product of (Y) the Holder's Percentage (as hereinafter defined) times (Z) the
Applicable Percentage (as hereinafter defined) of the Available Cash Flow for such Fiscal Quarter.

          (d) Commencing with the Fiscal Quarter ending April 30, 2006,

               (i)  within forty-five (45) days following the end of the first
                    Fiscal Quarter of each Fiscal Year, Obligor shall pay to
                    Holder, to be applied against the outstanding principal
                    amount of this Note, the amount (up to a maximum amount
                    equal to the then outstanding amount of this Note, inclusive of accrued but unpaid interest that is not simultaneously
                    therewith being paid in accordance with the foregoing clause
                    (a)), if any, that, when added to the amount that has been paid or that simultaneously therewith is being paid on
                    account of or with respect to interest accrued for such
                    Fiscal Quarter, equals the product of (Y) the Holder's
                    Percentage times (Z) the Applicable Percentage of the
                    Available Cash Flow for such first Fiscal Quarter;

               (ii) within forty-five (45) days following the end of the second
                    Fiscal Quarter of each Fiscal Year, Obligor shall pay to
                    Holder, to be applied against the outstanding principal
                    amount of this Note, the amount (up to a maximum amount
                    equal to the then outstanding amount of this Note, inclusive of accrued but unpaid interest that is not simultaneously
                    therewith being paid in accordance with the foregoing clause
                    (a)), if any, that, when added to (A) the amount that has
                    been paid or that simultaneously therewith is being paid on account of or with respect to interest accrued for such
                    Fiscal Quarter, (B) the amount that has been paid on account of or with respect to interest accrued for the immediately preceding Fiscal Quarter and (C) the amount that has been
                    paid with respect to principal as contemplated by the
                    preceding clause (i) with respect to the immediately
                    preceding Fiscal Quarter, equals the product of (Y) the
                    Holder's Percentage times (Z) the Applicable Percentage of the Available Cash Flow for the period from the beginning of the then current Fiscal Year through the end of such second
                    Fiscal Quarter; and

               (iii) within forty-five (45) days following the end of the third
                    Fiscal Quarter of each Fiscal Year, Obligor shall pay to
                    Holder, to be applied against the outstanding principal
                    amount of this Note, the amount (up to a maximum amount
                    equal to the then outstanding amount of this Note, inclusive of accrued but unpaid interest that is not simultaneously
                    therewith being paid in accordance with the foregoing clause
                    (a)), if any, that, when added to (A) the amount that has
                    been paid or that simultaneously therewith is being paid on account of or with respect to interest accrued for such
                    Fiscal Quarter, (B) the aggregate amount that has been paid on account of or with respect to interest accrued for the
                    two immediately preceding Fiscal Quarters and (C) the
                    aggregate amount that has been paid with respect to
                    principal as contemplated by the preceding clauses

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                    (i) and (ii) with respect to the two immediately preceding
                    Fiscal Quarters, equals the product of (Y) the Holder's
                    Percentage times (Z) the Applicable Percentage of the
                    Available Cash Flow for the period from the beginning of the then current Fiscal Year through the end of such third
                    Fiscal Quarter.

          (e) Commencing with the Fiscal Year ending January 31, 2007, within ninety (90) days following the end of each Fiscal Year, Obligor shall pay to
Holder, to be applied against the outstanding principal amount of this Note, the amount (up to a maximum amount equal to the then outstanding principal amount of this Note) that, when added to (i) the aggregate amount paid or simultaneously therewith being paid on account of or with respect to interest accrued for such
Fiscal Year (including for any Fiscal Quarter included in such Fiscal Year) and
(ii) the aggregate amount that has been paid with respect to principal as contemplated by the preceding clause (c) with respect to the first three Fiscal
Quarters of such Fiscal Year, equals the product of (i) the Holder's Percentage times (ii) the Applicable Percentage of the Available Cash Flow for such Fiscal
Year.

          (f) Obligor may, at its option at any time and from time to time, prepay all or any portion of this Note, without premium or penalty.

          (g) Any payment made on or with respect to this Note shall be applied first to accrued but unpaid interest, with the balance of any payment to be applied in reduction of the outstanding principal amount of this Note, subject, however, to Section 1(b) above.

          (h) As used herein, the following terms shall have the following respective meanings:

               "APPLICABLE PERCENTAGE" means, fifty-four percent (54%);
               provided, however, that, if the aggregate Adjusted EBITDA of the
               Purchased Entity for the period commencing on the date hereof and expiring October 31, 2007 exceeds $1,650,000, then, for each period commencing after October 31, 2007, the amount of the
               Applicable Percentage shall be sixty-nine percent (69%).

               "AVAILABLE CASH FLOW" for any period means the Adjusted EBITDA of the Purchased Entity for such period after deducting therefrom
               (A) the aggregate amount of all capital expenditures (including, without limitation, pursuant to any capitalized lease) made by the Purchased Entity (or any of its subsidiaries) during such period (with it being agreed and understood that no salary or other expense or expenditure shall be deducted both as an expense in determining the net earnings of the Purchased Entity and also deducted as a capital expenditure), and (B) any debt service required to be paid during such period by the Purchased Entity
               (or any of its subsidiaries), in each case as determined in accordance with generally accepted accounting principles
               ("GAAP").

               "FISCAL QUARTER" means any three consecutive month period
               commencing February 1, May 1, August 1 or November 1 (provided, however, that the first

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               Fiscal Quarter shall be deemed to commence as of the date hereof and end on January 31, 2006).

               "FISCAL YEAR" means any twelve consecutive month period beginning
               February 1 (provided, however, that the first Fiscal Year shall be deemed to commence as of the date hereof and end on January
               31, 2006).

               "HOLDER'S PERCENTAGE" means fifty-seven and fourteen
               one-hundredths percent (57.14%).

          2. Events of Default and Remedies. Each of the following events shall constitute an event of default (an "EVENT OF DEFAULT") under this Note:

          (a) Obligor shall have defaulted in the payment of all or any part of the principal or interest due under or pursuant to this Note as and when the same shall become due and payable, and such default shall have continued for ten
(10) days after Obligor shall have received from Holder written notice of such default and demand for its cure;

          (b) Obligor, pursuant to or within the meaning of Title 11, U.S. Code or any similar federal or state law for the relief of debtors (collectively,
"BANKRUPTCY LAW") shall have (i) commenced a voluntary case or proceeding, (ii)
consented to the entry of an order for relief against it in an involuntary case or proceeding, (iii) consented to the appointment of a custodian of it or for all or substantially all of its property, (iv) made a general assignment for the benefit of its creditors or (v) admitted in writing its inability generally to pay its debts as the same become due;

          (c) a court of competent jurisdiction shall have entered an order or decree under any Bankruptcy Law that: (i) is for relief against Obligor in an involuntary case, (ii) appoints a custodian of Obligor or for all or substantially all of the property of Obligor or (iii) orders the liquidation of
Obligor, and in any such case such order or decree shall not have been withdrawn, dismissed or stayed for sixty (60) days;

          (d) Obligor shall have defaulted with respect to any indebtedness not in dispute, which default has resulted in the acceleration of such indebtedness in an aggregate amount of in excess of one million dollars ($1,000,000), and such indebtedness shall not have been paid, or such acceleration rescinded, within forty-five (45) days;

          (e) an "Event of Default" (as therein defined) shall have occurred under the other Promissory Note;

          (f) a material breach by Obligor shall have occurred under the NAC
Security Agreement and Obligor shall have failed to cure such breach for thirty
(30) days after Obligor has received written notice from Holder setting forth such breach and demanding its cure; or

          (g) a material breach by Obligor shall have occurred under Section 3 of this Note and Obligor shall have failed to cure such breach for thirty (30)
days after Obligor has received written notice from Holder setting forth such breach and demanding its cure.

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          Notwithstanding anything contained herein to the contrary, in the event a good faith dispute arises between Obligor and Holder with respect to the determination of the correct amount of the Available Cash Flow for any period, such dispute shall be resolved as contemplated by Section 11.14 of the Purchase
Agreement, and Obligor shall not be deemed in default of its obligations hereunder to pay Holder any amount based upon such Available Cash Flow until twenty (20) days following a determination of the correct amount of such
Available Cash Flow in accordance with such Section 11.14.

          If an Event of Default shall have occurred and be continuing, Holder, by notice in writing to Obligor (the "ACCELERATION NOTICE"), may declare the principal hereunder and all accrued and unpaid interest hereon to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable; provided, however, that, if an Event of Default specified in Section 2(b) or 2(c) above shall have occurred, the principal hereunder and all accrued and unpaid interest hereon shall become and be immediately due and payable without any declaration or other act on the part of
Holder.

          If any Event of Default shall have occurred, Obligor shall reimburse
Holder, on demand, for any and all reasonable costs and expenses, including reasonable attorneys' fees and court costs, incurred by Holder in collecting or otherwise enforcing this Note.

          3. Covenants of Obligor. For so long as this Note is outstanding,
Obligor shall comply with its obligations under this Section 3.

          (a) Obligor shall maintain separate books and records for OTI and the business of OTI in accordance with GAAP, with such records including the preparation of separate quarterly and annual financial statements for OTI.

          (b) Unless otherwise consented to by Holder (with such consent not to be unreasonably withheld or delayed), Obligor shall not cause OTI to transfer or convey any material assets of OTI to Obligor or any affiliate of Obligor for less than the Equitable Consideration of such assets (where "EQUITABLE
CONSIDERATION" for any assets means the reasonable amount of consideration that
OTI would receive pursuant to a transfer of such assets on an arms-length basis).

          (c) Unless otherwise consented to by Holder, Obligor shall not cause or permit OTI to enter into any merger or other business combination between or with any other entity (provided, however, that a reorganization of OTI, by merger or otherwise, into a corporate entity (other than another existing operating subsidiary of Obligor) that is wholly-owned by Obligor and that carries on the business of OTI after such reorganization in the same manner as before such reorganization shall not be deemed to be a merger or other business combination proscribed by this clause (c)).

          (d) Unless otherwise consented to by Holder (with such consent not to be unreasonably withheld or delayed), Obligor shall not cause or permit OTI, other than in the ordinary course of business, (i) to incur any indebtedness for borrowed money (other than from Obligor), (ii) to guaranty any material obligations of any other Person (unless such guaranty is

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granted in favor of the Holders (as defined in the Purchase Agreement)), (iii)
to grant any security interest in any of its assets in favor of any Person other than the Holders or (iv) to enter into any transaction with Obligor or any other affiliated company on terms that are materially less favorable than those that would be provided to OTI for such transaction by an independent third party.

          (e) Unless otherwise consented to by Holder (with such consent not to be unreasonably withheld or delayed), Obligor shall not cause or permit OTI to cease to promote its business, products and services under the OptionPower(R),
OptionFinder(R), Option Technologies or Option Technologies Interactive brand or brand name (as applicable) (provided that Obligor shall not be deemed in breach of its obligations under this clause (e) on account of OTI's use of some other brand or brand name for any new products and/or services provided by OTI).

          (f) Unless otherwise consented to by Holder (with such consent not to be unreasonably withheld or delayed), Obligor shall not cause or permit OTI to cease to retain an individual to manage its operations, which individual shall be granted authority to make expense and investment decisions within such budgetary and other parameters or constraints as may be established from time to time and to participate in meetings with Obligor's management regarding matters material to the business and operations of OTI (provided, however, that Obligor shall not be deemed in breach of its obligations under this clause (f) if such an individual is not being retained by OTI as a consequence of the death, disability, resignation or removal of an individual who has been so retained or on account of any failure or refusal of any such individual to use or exercise any authority granted to such individual).

          (g) Unless otherwise consented to by Holder (with such consent not to be unreasonably withheld or delayed), Obligor shall not cause or permit OTI to cease to provide a reasonable budget for capital improvements and expenditures to support OTI's operations (inclusive of its rental and service fulfillment requirements and the acquisition of information technology and communications infrastructure) (with it being agreed and understood that, without limiting what might also constitute a reasonable budget, a reasonable budget shall be deemed to have been provided for a period if it equals or exceeds the lesser of (i)
twenty percent (20%) of the actual or anticipated Adjusted EBITDA for such period or (ii) the product of one hundred thousand dollars ($100,000) times a fraction, the numerator of which is the number of days in such period and the denominator of which is three hundred and sixty-five (365)).

          (h) Unless otherwise consented to by Holder (with such consent not to be unreasonably withheld or delayed), Obligor shall not cause or permit OTI to fail to make the payments to OTI employees required to be made pursuant to the terms of the OTI Employee Bonus Plan.

          (i) Unless otherwise consented to by Holder (with such consent not to be unreasonably withheld or delayed), Obligor shall not cause or permit all or substantially all of OTI's sales and marketing, software development and product fulfillment operations to be transferred to, or consolidated with and at the offices of, any other operating subsidiary of Obligor.

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Notwithstanding anything contained herein to the contrary, Obligor shall not be deemed in breach of this Note on account of any action or omission that occurs
(i) as a consequence of any act or omission of the Principal or either
Consultant or any of the employees, agents and representatives of either Holder or (ii) as a consequence of any act or omission of OTI or any of its employees, agents and representatives during the period the Principal or either Consultant is managing or directing the day-to-day operations or business of OTI, in each case unless such act is performed, or such omission is omitted, at the express direction of Obligor or any senior executive officer of Obligor.

          4. Powers and Remedies Cumulative; Delay or Omission Not Waiver of
Default. No right or remedy herein conferred upon or reserved to Holder is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. Except as otherwise provided by law, the assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          No delay or omission of Holder to exercise any right or power accruing upon any Event of Default shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and except as otherwise provided by law, every power and remedy given by this Note or by law may be exercised from time to time, and as often as shall be deemed expedient, by Holder.

          5. Waiver of Past Defaults. Holder may waive in writing any past default or Event of Default hereunder and its consequences. In the case of any such waiver, Obligor and Holder shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall (except as otherwise provided in writing signed by Holder) extend to any subsequent or other default or impair any right consequent thereon.

          6. Modification of Note. This Note may not be amended or otherwise modified except as provided in writing signed by Obligor and Holder.

          7. Notices. All notices and other communications required hereunder are to be given as provided for in Section 11.2 of the Purchase Agreement.

          8. Waiver of Notices; Construction. To the fullest extent permitted by law, Obligor hereby waives (except to the extend herein provided for)
presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this
Note and assents to extensions of the time of payment or forbearance or other indulgence without notice. The Section headings herein are for convenience only and shall not affect the construction hereof.

          9. Assignment. Except with the prior written consent of Obligor (which consent shall not be unreasonably withheld), this Note may not be assigned by
Holder. Any assignee or transferee of this Note shall be subject to all defenses, counterclaims, set-off and other claims and rights that Obligor would have against Holder, and upon any assignment or transfer of this

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Note to any person or entity, such assignee or transferee shall, as a condition to such assignment or transfer, so acknowledge and agree in writing (in form and substance satisfactory to Obligor) as a condition to such assignment or transfer. Any attempt to transfer or assign this Note or any right or interest herein other than as permitted above shall be null and void and of no force or effect.

          10. Miscellaneous. The terms and provisions of this Note are severable, and if any term or provision shall be determined to be superseded, illegal, invalid or otherwise unenforceable in whole or in part pursuant to applicable law by a governmental authority having jurisdiction, that determination shall not in any manner impair or otherwise affect the validity, legality or enforceability of that term or provision in any other jurisdiction or any of the remaining terms and provisions of this Note in any jurisdiction.
This Note constitutes the entire agreement with respect to the subject matter hereof and supersedes all other prior or contemporaneous agreements and understandings, both written and oral, with respect to such subject matter. This
Note shall be binding upon and enforceable against Obligor and Obligor's successors and assigns and shall inure to the benefit of and be enforceable by
Holder and Holder's heirs, beneficiaries, executors, legal representatives, successors and permitted assigns. This Note is not intended to confer any rights or remedies hereunder upon any Person other than Holder and Holder's heirs, beneficiaries, executors, legal representatives, successors and permitted assigns. If any payment on this Note becomes due and payable on a Saturday,
Sunday or other day on which commercial banks in New York are authorized or required by New York State law to close, such payment date shall be extended to the next succeeding business day. This Note is also subject to certain other terms and provisions as and to the extent provided for in Article 11 of the
Purchase Agreement.

     [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE TO FOLLOW]

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          IN WITNESS WHEREOF, Obligor has caused this instrument to be duly executed and delivered as of the date first set forth above.

                                        NATIONAL AUTO CREDIT, INC.,
                                        a Delaware corporation

                                        By:
                                            ------------------------------------
                                            Name: Robert V. Cuddihy, Jr.
                                            Title: Chief Financial Officer

ACCEPTED AND AGREED TO:

                                        FLEXNER WHEATLEY & ASSOCIATES

                                        By:
                                            ------------------------------------
                                            Name: William A. Flexner
                                            Title: President

                                        By:
                                            ------------------------------------
                                            Name: Kimbal L. Wheatley
                                            Title: Chief Financial Officer

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